UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2010

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Road, Ste 101

Portland, OR 97224

(503) 601-4545

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2006 Stock Incentive Plan

The Board of Directors of Pixelworks, Inc. (the “Company”) previously approved certain amendments to the Pixelworks, Inc. Amended and Restated 2006 Stock Incentive Plan (the “2006 Plan”). According to the results from the Company’s 2010 Annual Meeting of Shareholders held on May 18, 2010, the Company’s shareholders have approved the 2006 Plan amendments. These amendments include (i) an increase in the number of shares of the Company’s common stock available for award grants under the 2006 Plan by 1,000,000 shares (so that a maximum of 4,483,333 shares of the Company’s common stock may be issued or delivered pursuant to awards granted under the plan), with a corresponding increase in the number of shares subject to incentive stock options that may be granted under the 2006 Plan; (ii) an extension of the term of the 2006 Plan to May 18, 2020 with respect to the increased share pool; (iii) an increase in the number of shares that may be subject to options or stock appreciation rights granted to an employee in any fiscal year from 100,000 shares to 250,000 shares; and (iv) an increase in the number of shares that may be subject to options or stock appreciation rights granted to an employee in connection with his or her initial employment from 100,000 shares to 250,000 shares.

The foregoing description of the 2006 Plan amendments is qualified in its entirety by reference to the text of the 2006 Plan. A copy of the 2006 Plan, as amended, was previously filed as Appendix A to the Company’s proxy statement dated April 12, 2010 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2010 Annual Meeting of Shareholders was held on May 18, 2010 in San Jose, California. The following is a brief description of the matters voted on at the meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2010, and a statement of the number of votes cast for, withheld and against and the number abstentions and broker non-votes:

The following nominees were elected to serve on the board of directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes
Allen H. Alley	4,415,489	155,290	5,457,743
Mark A. Christensen	4,315,187	255,592	5,457,743
James R. Fiebiger	4,228,615	342,164	5,457,743
C. Scott Gibson	4,229,178	341,601	5,457,743
Daniel J. Heneghan	4,315,787	254,992	5,457,743
Richard L. Sanquini	4,501,022	69,757	5,457,743
Bruce A.Walicek	4,493,620	77,159	5,457,743

The proposal to approve certain amendments to the 2006 Plan was approved and received the following votes:

No. of Votes
For	3,175,001
Against	1,374,596
Abstain	21,182
Broker Non-Votes	5,457,743

The proposal to approve the Employee Stock Purchase Plan was approved and received the following votes:

No. of Votes
For	4,426,890
Against	136,321
Abstain	7,568
Broker Non-Votes	5,457,743

The proposal to ratify the appointment of KPMG LLP as Pixelworks’ independent registered public accounting firm for the current fiscal year was approved and received the following votes:

No. of Votes
For	9,959,774
Against	58,225
Abstain	10,523

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

	By:	/s/ Steven L. Moore
Date: May 20, 2010		Steven L. Moore
Vice President, Chief Financial Officer, Secretary and Treasurer